Acquisitions	12 Months Ended
Mar. 31, 2026
Text Block1 [Abstract]
Acquisitions
30.	Acquisitions
(1)	Acquisition of an additional equity interest in Peanuts Holdings
On March 2, 2026 (Eastern Standard Time), SMEJ, a wholly-owned subsidiary of Sony within the Music segment, and Sony Pictures Entertainment Inc. (“SPE”), a wholly-owned subsidiary of Sony within the Pictures segment, indirectly acquired all of the approximately

41
%
equity interest in Peanuts Holdings, which was indirectly held by WildBrain Ltd., a publicly listed Canadian company. The consideration for the acquisition of
70,652
 million yen (
617
 million Canadian dollars) was paid in cash.
The consideration is subject to customary working capital and other adjustments.

As a result of this acquisition, Sony expects to leverage SMEJ’s expertise in the character business cultivated to date, together with Sony Group’s global network, to further expand its business and other initiatives utilizing “PEANUTS” IP.
Prior to the acquisition, Sony indirectly held approximately 39% equity interest in

Peanuts Holdings

through SMEJ and the interest was accounted for under the equity method of accounting. As a result of the acquisition, together with SMEJ’s previously existing approximately
39
% equity interest, SMEJ and SPE now indirectly own an
80
% equity interest in

Peanuts Holdings, and Peanuts Holdings has become a consolidated subsidiary of Sony. In addition, because of remeasuring SMEJ’s previously existing equity interest at its fair value of

57,501
 million yen as of the acquisition date,
Sony

recorded a remeasurement gain of
34,662
 million yen in other operating income, net for the fiscal year ended March 31, 2026. The fair value of the previously held interest was calculated by adjusting the purchase price for factors such as projected future cash flows. Since significant inputs used in such adjustments are unobservable, the fair value measurement is classified as Level 3.
As a result of the acquisition, Sony consolidated DHX Entertainment (USA) Inc, which is the parent company of Peanuts Holdings, and its subsidiaries, using the acquisition method of accounting and recorded the fair value of the identifiable assets acquired, liabilities assumed and residual goodwill. Goodwill represents expected future growth from new revenue streams and synergies with Sony’s existing businesses and is not deductible for tax purposes. The following table summarizes the fair values assigned to the assets and liabilities that were recorded in the Music segment. The purchase price allocation as of the acquisition date is preliminary
 as of March 31, 2026, and is subject to change.
The primary areas of the purchase allocation that are not yet finalized are related to goodwill, other intangible assets, and deferred tax liabilities.

Yen in millions
Cash and cash equivalents	2,723
Trade and other receivables, and contract assets	7,113
Goodwill	44,564
Other intangible assets*	115,799
Other financial assets (non-current)	3,785
Other	115
Total assets	174,099
Trade and other payables	4,363
Income taxes payables	1,253
Contract liabilities	1,797
Deferred tax liabilities	12,591
Other financial liabilities (non-current)	2,239
Other	539
Total liabilities	22,782
Noncontrolling interests	23,164
*As a result of the acquisition, Sony recognized trademarks related to the “PEANUTS” IP as intangible assets amounting to 115,799 million yen. Sony determined that there is no foreseeable limit to the period over which these trademarks are expected to generate net cash inflows for Sony, and therefore recognized it as intangible assets with indefinite useful lives.
The cash consideration paid in this transaction, net of cash and cash equivalents included in above table, is included in cash flows from investing activities as Payments for purchases of businesses and other.
The post-acquisition revenues and net income included in Sony’s consolidated statements of income, as well as the related pro forma information, have not been presented as the effect of the acquisition is immaterial.

(2)	Other acquisitions of entities and businesses
During the fiscal year ended March 31, 2024, Sony completed certain acquisitions for a total consideration of
111,669
 million yen which was paid for primarily in cash and there was no material contingent consideration subject to future change. As a result of these acquisitions, Sony recorded
70,791
 million yen of goodwill and
69,294
 million yen of intangible assets.
During the fiscal year ended March 31, 2025, Sony completed certain acquisitions for a total consideration of 74,009 million yen which was paid for primarily in cash and there was no material contingent consideration subject to future change. As a result of these acquisitions, Sony recorded 44,424 million yen of goodwill and 44,652 million yen of intangible assets.
During the fiscal year ended March 31, 2026, Sony completed acquisitions other
than those
described in (1) above
for a total consideration of
57,421 million yen which was paid for primarily in cash and there was no material contingent consideration subject to future change. As a result of these acquisitions, Sony recorded 43,494 million yen of goodwill and 51,065 million yen of intangible assets.
No significant purchase price was allocated to
in-process
research and development and all of the acquired entities and businesses described above have been consolidated into Sony’s results of operations since their respective acquisition dates. Other information including pro forma results of operations has not been presented because the effects of other acquisitions, individually and in aggregate, were not material.
In addition, the effects of acquisitions of a group of assets that does not constitute a business are not included in this Note 30. For such effects, refer to Note 27 (7).